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                                                                  EXHIBIT 23.2

                        CONSENT OF CONLEY JOHNSON, A.C.


We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-4 and the related Proxy Statement/Prospectus of WesBanco, Inc. and to the incorporation therein of our report dated January 12, 2001, with respect to the consolidated financial statements of Freedom Bancshares, Inc. for the year ended December 31, 2000.


/s/ CONLEY JOHNSON, A.C.




Fairmont, West Virginia
April 20, 2001